UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 7000
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 605-4100
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.
Amendment to Long-Term Incentive Plan
At a special meeting of unitholders held on January 18, 2007, the unitholders of Linn Energy, LLC (the “Company”) approved an amendment to the Company’s Long-Term Incentive Plan (“LTIP”), to provide that not more than 1,500,000 of the total number of Units authorized to be issued under the LTIP may be issued as Restricted Units.
The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Linn Energy, LLC Long-Term Incentive Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	First Amendment to Linn Energy, LLC Long-Term Incentive Plan

Exhibit 99.1	Press Release of Linn Energy, LLC dated January 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC
Date: January 18, 2007	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	First Amendment to Linn Energy, LLC Long-Term Incentive Plan

Exhibit 99.1	Press Release of Linn Energy, LLC dated January 18, 2007.